SCHEDULE 14A
                                (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ] Confidential, for Use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  SANDATA, INC.
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                   (Name of Registrant as Specified in Its Charter)
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            (Name of Person(s) Filing Proxy Statement, if other than the
Registrant) Payment of Filing Fee (Check the appropriate box):
      [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
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      [ ]  $500 per each party to the controversy pursuant to Exchange Act
           Rule 14a-6(i)(3).
      [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.
           (1) Title of each class of securities to which transaction applies:
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computed pursuant to exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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      [ ]   Fee paid previously with preliminary materials.
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      [ ]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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                           SANDATA, INC.
                       26 Harbor Park Drive
                 Port Washington, New York  11050


              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         December 7, 1995


TO THE STOCKHOLDERS OF
     SANDATA, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of SANDATA, INC., a Delaware corporation (the "Company" or "Sandata"), will be held at the Company's offices located at 26 Harbor Park Drive, Port Washington, New York 11050 on December 7, 1995 at 10:00 A.M., local time, for the following purposes:

    	(1)	To elect a Board of three Directors.

    	(2)	To transact such other business as may properly come before the meeting.

    Only stockholders of record at the close of business on November 13, 1995 are entitled to notice of and to vote at the Meeting or any adjournments thereof.

Bert E. Brodsky
Chairman of the Board
and President

Port Washington, New York
November 16, 1995


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF SANDATA, AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETINGAND VOTING IN PERSON.


	                          SANDATA, INC.
	                      26 Harbor Park Drive
	                 Port Washington, New York  11050

                        	PROXY STATEMENT

     This Proxy Statement is being mailed on or about November 16, 1995 to all stockholders of record at the close of business on November 13, 1995 in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Stockholders to be held on December 7, 1995 or any adjournments thereof.

     The Board of Directors presents this Proxy Statement to all stockholders and solicits their Proxies for the Annual Meeting of Stockholders to be held on December 7, 1995. All Proxies duly executed and received will be voted on all matters presented at the Meeting in accordance with the specifications made in such Proxies. In the absence of specified instructions, Proxies so received will be voted for the named nominees to the Company's Board of Directors (the "Board"). The Board does not know of any other matters that may be brought before the Meeting nor does it foresee or have reason to believe that Proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matters in accordance with their best judgment. A Proxy may be revoked at any time before being voted by written notice to such effect received by the Company at the address set forth above, Attn: Corporate Secretary, by delivery of a subsequently dated Proxy or by a vote cast in person at the Meeting.

     The total number of shares of Common Stock, par value $.001 per share, of Sandata outstanding as of November 13, 1995 was 763,955. The shares of Common Stock are the only class of securities of the Company entitled to vote, each share being entitled to one vote. A majority of the shares of Common Stock outstanding and entitled to vote as of November 13, 1995, or 381,979 of Common Stock, must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only stockholders of record as of the close of business on November 13, 1995 will be entitled to vote. With regard to the election of Directors, votes may be cast in favor or withheld; votes that are withheld will have no effect as Directors shall be elected by a plurality of the votes cast in favor.

     Sandata will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of Sandata Common Stock. Solicitations will be made primarily by mail, but certain Directors, officers or employees of Sandata may solicit proxies in person or by telephone, telecopier or telegram without special compensation.

     A list of stockholders entitled to vote at the Meeting will be available for examination by any stockholder at the Company's offices at 26 Harbor Park Drive, Port Washington, New York 11050, for a period of ten days prior to the Meeting and will also be available at the Meeting.

                       	ELECTION OF DIRECTORS

     Three Directors are to be elected at the Annual Meeting of Stockholders to serve for a term of one year or until their respective successors have been elected and have qualified.

     The following table sets forth the positions and offices presently held with the Company by each nominee for election as Director, his age as of November 13, 1995 and the year he first became a director of the Company. Proxies not marked to the contrary will be voted in favor of their election.

                                                             Year
                         Positions and Offices Presently    Became a
     Name         Age    Held with the Company              Director
     ----         ---    -------------------------------    --------
Bert E. Brodsky   53     Chairman of the Board, President     1983
                         and Treasurer

Hugh Freund       58     Executive Vice President,            1978
                         Secretary and Director

Gary Stoller      42     Executive Vice President and         1983
                         Director

Business Experience

     Bert E. Brodsky has been Chairman of the Board and Treasurer of the Company since June 1, 1983 and President since December, 1989.
From August, 1983, through November, 1984 and from December, 1988 through January, 1991, Mr. Brodsky served as Chairman of the Board of National Medical Health Card Systems, Inc., a provider of computerized prescription benefit management services and a former wholly-owned subsidiary of the Company. From October 1983 through December 1993, Mr. Brodsky served as Chairman of the Board of Compuflight, Inc. ("Compuflight"), a provider of computerized flight planning services. Since August 1980, Mr. Brodsky has served as Chairman of the Board of P.W. Medical Management, Inc., which provides financial and consulting services to physicians. Since 1979, Mr. Brodsky has also served as President of Bert Brodsky Associates, Inc., which provides consulting services.

     Hugh Freund, a founder of the Company, was the Company's President from 1978 to November, 1986, and a Director of the Company since its formation in 1978. Since November, 1986, Mr. Freund has served as an Executive Vice President of the Company. In August, 1995, Mr. Freund was elected as the Company's Secretary. Mr. Freund is also President of Sandsport Data Services, Inc. ("Sandsport"), the Company's wholly-owned health care data processing subsidiary. In addition to managing the Company's operations, Mr. Freund has been responsible for the marketing efforts of the Company.

     Gary Stoller joined the Company at the time of its formation in 1978 as its Senior Programmer and Analyst and has been an Executive Vice President and a Director of the Company since January, 1983.

     During the fiscal year ended May 31, 1995, the Board held two meetings and acted by unanimous written consent on ten occasions.

     The Company has no standing audit committee for the purpose of selecting independent certified public accountants and the review of the scope of the auditors' examination, audit reports and the Company's internal auditing procedures and reviews. These functions are performed by the Board as a whole.

     The Company has no standing nominating committee, charged with the search for and recommendation to the Board of potential nominees for Board positions, nor compensation committee, charged with periodically reviewing the compensation of the Company's officers and employees and recommending periodic adjustments. These functions are performed by the Board as a whole.

     The By-Laws of the Company provide that Directors shall be reimbursed for travel expenses incurred in attending any meeting of the Board or any committee thereof and each Director, except salaried officers of the Company, shall be paid a fee for attending each meeting of the Board or any such committee as may be fixed by the Board from time to time. Directors' fees totalling $9,000 were paid during the fiscal year ended May 31, 1995. The By-Laws of the Company also provide, to the extent permitted by law, for certain indemnification of its Directors and officers. Hugh Freund is the husband of Carol Freund, who is an Executive Vice President of Sandsport.

     To the Company's knowledge, based solely upon a review of copies of Forms 3, 4 and 5 furnished to the Company and written representations that no other reports were required during the fiscal year ended May 31, 1995, all
Section 16(a) filing requirements applicable to the Company's officers, Directors and 10% shareholders were complied with, except with respect to Gary Stoller, who filed one late report on Form 4 which reported three transactions.

          	EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS


Summary Compensation Table

     The following table sets forth certain information concerning the compensation of Bert E. Brodsky, the Chairman and Chief Executive Officer of the Company, for the fiscal years ended May 31, 1995, 1994 and 1993, respectively. No other person serving as an executive officer of the Company for the fiscal year ended May 31, 1995 had a total salary and bonus for such year in excess of $100,000:


                                                        Long-Term Compensation
                                                        ----------------------
                         Annual Compensation          Awards        Pay-outs
                         -------------------    -----------------   --------
                                                           Common
                                                           Stock
                                                           Under-             All
                                        Other              lying              Other
                                        Annual      Re-    Options    LTIP    Com-
                                        Compen-  stricted  and War-   pay-    ensa-
Name & Principal         Salary  Bonus  sation   Stock A-    rants    outs    tion
Position          Year    ($)     ($)    ($)     ward(s)     (#)      ($)     ($)
----------------  ----  -------  -----  -------  --------  --------   ----    ------

Bert E. Brodsky,
Chairman of the
Board             1995  191,654   -0-   11,872      -0-    416,667    -0-      7,671
                          <F1>           <F2>                <F4>              <F3>

Bert E. Brodsky,
Chairman of the
Board             1994  171,960   -0-   11,872      -0-      -0-      -0-     24,434
                          <F1>           <F2>                                  <F3>

Bert E. Brodsky,
Chairman of the
Board             1993  171,535   -0-   11,820      -0-    490,667    -0-     17,515
                          <F1>           <F2>                                  <F3>

<F1>
Includes $163,800 paid to Mr. Brodsky as a consulting fee.

<F2>
Includes personal benefits relating to the use of Company-leased automobiles provided for business purposes in the amounts of $11,872 and $11,872 for fiscal years ended May 31, 1995 and 1994, respectively.

<F3>
Represents insurance premiums paid by the Company on behalf of Mr. Brodsky for a life insurance policy on Mr. Brodsky's life, the benefit ofwhich is payable to Mr. Brodsky's wife.

<F4>
Represents cancellation of 416,667 options and warrants and the issuance of a like number at a lower exercise price.




Option/SAR Grants in Last Fiscal Year

    The following table sets forth certain information concerning individual grants of stock options to Bert E. Brodsky, Chairman and Chief Executive
Officer of the Company, during the fiscal year ended May 31, 1995:

                               Individual Grants
                               -----------------
                   Number of       % of Total
                   Securities     Options/SARs
                   Underlying      Granted To      Exercise or
                  Options/SARs    Employees in     Base Price    Expiration
     Name          Granted(#)     Fiscal Year        ($/sh)         Date
     ----          ----------     ------------     -----------   ----------

Bert E. Brodsky     16,667 <F1>       2.2              1.38        1/24/05
                    44,000            5.8              1.38        1/24/05
                    44,000            5.8              1.51        1/24/00
                   400,000 <F1>      52.7              1.38        8/10/01


<F1>	Represents cancellation of 416,667 options and warrants and the issuance of a like number at a lower exercise price.




Aggregated Option/SAR Exercise in Last Fiscal Year and
  Fiscal Year-End Option Value Table

     The following table sets forth certain information concerning the value of unexercised options and warrants held by Bert E. Brodsky, Chairman and Chief Executive Officer of the Company, for the fiscal year ended May 31, 1995:


         Shares               Number of Securities             Value of Unexercised
        Acquired           Underlying Unexercised Options    in-the-Money Options and
           on      Value    and Warrants at May 31, 1995     Warrants at May 31, 1995
       Excercise  Realized       (#) Exercisable/                ($) Exercisable/
NAME      (#)       ($)            Unexercisable                   Unexercisable
-------   ---       ---    ------------------------------    ------------------------
Bert E.
Brodsky   -0-       -0-           338,667/240,000                  119,587/88,800


Compensation of Directors

     See "Election of Directors".

Employment Contracts, Termination of Employment and Change-in-
Control Arrangements

     Mr. Brodsky has an oral agreement with the Company wherein he receives a consulting fee of $163,800 per annum.

     In May 1992, Mr. Brodsky and the Company entered into a deferred compensation agreement pursuant to which the Company will pay (i) to Mr. Brodsky a lump sum ranging from $75,000 to $255,000 if he voluntarily terminates his employment with the Company after attaining 55 years of age or
(ii) to Mr. Brodsky's beneficiary a lump sum ranging from $200,000 to $450,000 in the event of Mr. Brodsky's death during the term of his employment with the Company. The amount of the payment is dependent upon the age of Mr. Brodsky at the time of termination of employment or death. The Company has obtained insurance on Mr. Brodsky's life to fund its obligations under the above agreement.

Report on Repricing of Options/SARs

     In January 1995, the Company's Board of Directors authorized the repricing of certain options owned by Mr. Brodsky through the cancellation of options and warrants to purchase an aggregate of 416,667 shares of Common Stock of the Company and the grant of options and warrants to purchase an equal number of shares at a reduced exercise price. The options and warrants granted include (i) presently exercisable options to purchase 16,667 shares of Common Stock of the Company until January 24, 2005 at a exercise price of $1.38 per share; and (ii) warrants to purchase 400,000 shares of Common Stock of the Company at an exercise price of $1.38 per share exercisable to the extent of 160,000 shares of Common Stock currently and 40,000 shares of Common Stock effective as of each of August 10, 1996, 1997, 1998, 1999, 2000 and 2001.

     The foregoing options and warrants were repriced based upon the current market value at January 24, 1995. The Board of Directors authorized the repricing as an incentive for Mr. Brodsky's continued service to the Company.

Certain Relationships and Related Transactions

     In May 1994, the Company announced the acceptance by the Board of Directors of the Company of a proposal to take the Company "private" for purposes of Federal Securities Laws. The proposed privatization of the Company consisted of a proposal from Bert E. Brodsky, Hugh Freund, Gary Stoller,
Leland H. Freund and Emily B. Freund (the "Proponents") whereby stockholders of the Company would have received $2.50 per share in cash for their shares of the Company's common stock. In December 1994, the Proponents withdrew their proposal, informing the Board of Directors that their decision had been based on several factors, including the substantial delays created by the need to comply with legal and regulatory requirements, the costs associated with such compliance and with such delays and the uncertainty regarding the timing of the possible consummation of the proposed transaction.

     On July 1, 1992, the Company loaned $1,000,000 to the Company's
Chairman, bearing interest at the prime rate plus 1-1/4% and due
July 1, 1995. On September 1, 1993, the Company and Mr. Brodsky amended such note with a new note for the then outstanding balance of $490,000 (the "Substituted Note") bearing interest at prime plus 1-1/4% and due
April 30, 1994. On May 1, 1994, the Company extended the due date of the Substituted Note to the earlier of April 30, 1995 or as the Company may demand at any time after the effective date of the then proposed (but subsequently withdrawn) privatization transaction as discussed above. On May 1, 1995, the Company extended the due date of the Substituted Note to October 31, 1995. During fiscal 1995, the Chairman repaid $340,000 of the outstanding loan. On July 31, 1995, the Chairman repaid $129,000, to bring the balance due on the Substituted Note to $21,000.

     On July 31, 1993, the Company received a promissory note from Compuflight, a former affiliate (the Company's Chairman was a principal stockholder and Chairman of Compuflight through December 1, 1993) to evidence the Company's then existing accounts receivable from Compuflight. The note was payable in increments of $20,000 per month including interest at the rate of 1% above prime on the unpaid balance and was due April 1, 1994. On November 1, 1993, the note was amended. The amended note is payable in minimum increments of $20,000 per month with interest at 10% per annum and contains provisions for accelerated payments based upon Compuflight's achieving certain results. Payments commenced on February 28, 1994 and are to continue until such time as the indebtedness and any accrued interest is paid. In connection with the promissory note, the Company received a security interest in substantially all the assets of Compuflight, which has been assigned to the bank (the "Bank") as collateral for the Company's $2,000,000 Credit Agreement with the Bank.
At the present time, Compuflight is indebted to the Company in the amount of $274,881, of which $217,681 represents the balance due on the note and $57,200 represents accounts receivable.

     As of May 31, 1995, the Company advanced $499,848 to BFS Sibling Realty Inc. (formerly Brodsky Sibling Realty Inc.) an affiliate substantially owned by the Company's Chairman ("BFS"), for costs incurred in connection with the renovation and equipping of its new office space located at 26 Harbor Park Drive, Port Washington, NY, 11050 (the "Facility"). In addition, on
June 1, 1994, BFS was approved to borrow up to $3,350,000 in connection with which the Nassau County Industrial Development Agency ("NCIDA") agreed to issue its bonds ("Bonds") in a like amount. These Bonds were subsequently purchased by the Bank. The Bonds originally bore interest at prime plus 3/4 of 1% until August 11, 1995, at which time the interest rate became fixed at 9% for a five-year term through September 1, 2000. At that time, the interest rate will be adjusted (at the Company's option) to a rate of either prime plus 3/4 of 1%, or the applicable fixed interest rate, if offered by the Bank. Commencing October 1, 1995, principal, together with interest, will be paid in equal monthly installments over a 15-year amortization period, with the balance of unpaid principal due September 1, 2005.

     As of June 1, 1994, the Company and its Chairman guaranteed the full and prompt payment of principal and interest on the Bonds and the Company has granted the Bank a security interest and lien on all the assets of the Company. In connection with the issuance and sale of the Bonds, the Company entered into a lease agreement with BFS, whereby the Company leased the Facility for the conduct of its business and in consideration therefor, made lease payments of $48,600 which were equal to amounts due to satisfy the underlying Bond obligations.

     On April 20, 1994, the U. S. Small Business Administration ("SBA") authorized the sale of a debenture in the amount of $750,000, in connection with a loan in such amount which the Long Island Development Corporation ("LIDC") agreed to make to BFS. Subsequently, it was agreed that the Company would be the borrower under the LIDC loan. As of July 31, 1995, to satisfy the lending requirements of the SBA for the LIDC to consummate the loan to the Company, BFS assigned to the Company all of BFS' right, title and interest to its lease with the NCIDA, thereby making the Company the beneficial owner of the Facility and the direct tenant of the NCIDA. The debenture shall have a maturity of twenty years and the interest rate will be set at the date the debenture is sold. At that date the monthly principal and interest installment will be established over the life of the debenture. The proceeds of the LIDC loan are to be used to redeem certain of the Bonds set forth above. The closing of the LIDC loan occurred on August 11, 1995, and the debenture was sold in September 1995. The debenture bears interest at 6.95%.

     From time to time during the last two years, the Company has made loans to Document Storage & Management Inc., a New York corporation ("Document Storage"), of which Messrs. Bert E. Brodsky, Hugh Freund and Gary Stoller are certain of the principal shareholders, officers and directors. During such time, the highest amount owed to the Company was $168,123. On
November 18, 1994, Document Storage repaid the entire principal and accrued interest then outstanding to the Company.

     In December 1994 and January 1995, $40,000 and $21,000, respectively, was advanced to Document Storage. An aggregate of $61,000 in principal remains due to the Company as of the date hereof. Such amount is due and payable with interest at the per annum rate of prime plus 3/4 of 1% on demand by the Company.

     These advances have been used by Document Storage to improve the common areas of the premises occupied by the Company and Document Storage, among others.

     The Company derives revenue from a company affiliated with the Company's
Chairman of the Board, principally for data processing services.  The revenues generated from this company amounted to $1,944,000 and $675,000 for the years ended May 31, 1995 and 1994, respectively.  Included in the current year revenues are billings of $1,265,000 for computer software design services.  Subsequent to
May 31, 1995, the Company received payment in full.

     The Company leases various equipment from a company affiliated with the Company's Chairman. The equipment is leased on a monthly basis at a rate of approximately $24,000 per month.

              	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
	                       OWNERS AND MANAGEMENT


    	The following table sets forth, to the knowledge of the Company, certain information regarding the Company's outstanding Common Stock beneficially owned as of November 13, 1995 (i) by each person who is known by the Company to own beneficially or exercise voting or dispositive control over more than 5% of the Company's Common Stock,(ii) by each of the Company's Directors
(including Mr. Brodsky), and (iii) by all executive officers and Directors as a group:


Name of Director and
Name and Address of                              Approximate Percentage
Beneficial Owner          Number of Shares       of Outstanding Shares
--------------------      ----------------       ----------------------

Bert E. Brodsky
26 Harbor Park Drive
Port Washington, NY          570,448 <F1>                 51.7% <F1>

Hugh Freund
26 Harbor Park Drive
Port Washington, NY          218,132 <F2>                 25.9% <F2>

Gary Stoller
26 Harbor Park Drive
Port Washington, NY          196,425 <F3>                 23.1% <F3>

All executive
officers and
Directors as a group
(3 persons)                  985,005 <F1><F2><F3>         77.7% <F1><F2><F3>


<F1>
Includes presently exercisable options to purchase 74,000 shares of Common Stock at $1.79 per share under the Company's Employees'Incentive Stock Option Plan (the "Incentive Plan"); includes presently exercisable options to purchase 44,000 shares of Common Stock at $1.51 per share under the Company's 1995 Stock Option Plan (the "1995 Plan"); includes presently exercisable options to purchase 60,667 shares of Common Stock at $1.38 per share under the Company's 1986 Non-Qualified Stock Option Plan (the "Non-Qualified Plan"); includes presently exercisable warrants to purchase 160,000 shares of Common Stock at $1.38 per share under a Warrant Agreement which expires in August, 2001; includes 68,352 shares of the Company's Common Stock owned by the trusts established for the benefit of Mr. Brodsky's four children, of which Mr. Brodsky is a trustee.

<F2>
Excludes 50,710 shares of Common Stock owned by Mr. Freund's adult children. As set forth in Mr. Freund^s Schedule 13-D, filed with the Securities and Exchange Commission on December 29, 1994, Mr. Freund disclaims any beneficial interest in, or voting or dispositive control over, such shares; includes presently exercisable options to purchase 43,000 shares of Common Stock at $1.79 per share under the Incentive Plan; includes presently exercisable options to purchase 18,000 shares of Common Stock at $1.51 per share under the Company's 1995 Plan; includes presently exercisable options to purchase 18,000 shares of Common Stock at $1.38 per share under the Company's Non-Qualified Plan.

<F3>
Includes presently exercisable options to purchase 46,667 shares of Common Stock at $1.79 per share under the Incentive Plan; includes presently exercisable options to purchase 20,000 shares of Common Stock at $1.51 per share under the Company's 1995 Plan; includes presently exercisable options to purchase 20,000 shares of Common Stock at $1.38 per share under the Company's Non-Qualified Stock.



                        ADDITIONAL INFORMATION

    The firm of Marcum & Kliegman LLP is to be appointed to continue making the annual audit of the financial statements of the Company. Marcum & Kliegman LLP performed the audit services for the fiscal year ended
May 31, 1995. It is anticipated that a representative of Marcum & Kliegman LLP will be present at the Annual Meeting.

     On February 28, 1995, the Company dismissed Grant Thornton LLP as its independent public accountants. Such determination was made by the Company's Board of Directors.

     Grant Thornton LLP served as the Company's independent public accountants with respect to the fiscal years ended May 31, 1993 and May 31, 1994.

     Grant Thornton LLP's report on the Company's financial statements as of May 31, 1993 and 1994 and for the years then ended neither contains an adverse opinion or a disclaimer of opinion nor is qualified or modified as to audit scope or accounting principles. In addition, such report is not qualified or modified as to uncertainty, except that it includes an explanatory paragraph with regard to the fact that the outcome of certain litigation cannot be determined and, accordingly, no provision for any resulting liability has been included in the relevant financial statements.

     During the fiscal years ended May 31, 1993 and 1994 and the period from June 1, 1994 to February 28, 1995, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of such firm, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     On February 28, 1995, the Board of Directors of the Company approved the engagement of the firm of Marcum & Kliegman LLP to serve as the Company's independent auditors for the fiscal year ending May 31, 1995.

                       	STOCKHOLDER PROPOSALS

     No proposals by stockholders have been submitted to the Company to be considered at the Annual Meeting of Stockholders.

     Stockholder proposals intended to be presented at the Company's next Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company at its principal executive offices by June 19, 1996 for inclusion in the Company's proxy statement and form of proxy relating to such meeting.


SANDATA, INC.


Bert E. Brodsky
Chairman of the Board
and President


Port Washington, New York
November 16, 1995


                           	SANDATA, INC.

       	This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby apppoints BERT E. BRODSKY and HUGH FREUND as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the Common Stock of Sandata, Inc. (the "Company") held of record by the undersigned on November 13, 1995 at the Annual Meeting of Stockholders to be held on December 7, 1995 or any adjournment thereof.

  1. Election of Directors

 	FOR all nominees listed below		          WITHHOLD AUTHORITY
  (except as marked to the			              to vote for all nominees
  contrary below). [   ]             			   listed. [   ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike such nominee's name from the list below.)

BERT E. BRODSKY		      HUGH FREUND         GARY STOLLER

 	2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     (Continued and to be signed on reverse side)

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for Proposals 1 and 2 and in favor of any proposal to adjourn the meeting in order to allow the Company additional time to obtain sufficient Proxies with regard thereto.

                                          DATED:..............., 19.....
                                          Please sign exactly as name
                                          appears below.  When shares
                                          are held by joint tenants,
                                          both should sign.  When
                                          signing as attorney, executor,
                                          administrator, trustee or
                                          guardian, please give full
                                          title as such.  If a
                                          corporation, please sign in
                                          full corporate name by the
                                          President or other authorized
                                          officer.  If a partnership,
                                          please sign in full partnership
                                          name by authorized person.



	                                         ------------------------------
                                          Signature



                                          -----------------------------
                                          Signature, if held jointly



             	PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
	                PROMPTLY USING THE ENCLOSED ENVELOPE